UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2021, the board of directors (the “Board”) of Equity Lifestyle Properties, Inc. (referred to herein as the “Company,” “we,” “us,” and “our”) amended and restated the Company’s bylaws (the “Third Amended and Restated Bylaws”) to, among other things (i) reflect amendments to the Maryland General Corporation Law (the “MGCL”), (ii) address recent developments in public company governance, (iii) clarify certain corporate procedures and (iv) make enhancements and technical corrections. Among the changes effected by the Third Amended and Restated Bylaws are the following:

Article II (Meetings of Stockholders) has been updated to:

•	Delete the requirement that stockholder meetings are to be held at a physical location within the United States and expressly provide that meetings may be held by means of remote communication;

•	Update the procedures for stockholder-requested special meetings and the informational requirements for record date notice requests;

•	Update the provisions governing the organization and conduct of stockholder meetings;

•

Allow a stockholder’s meeting to continue after a quorum is established notwithstanding the withdrawal from the meeting of enough stockholders to a level below the amount that would be required to establish a quorum thereafter;

•

Update the informational requirements and procedures for any stockholder nominating individuals for election to the Board or proposing other business at a stockholder meeting and set forth the requirement that a stockholder proponent appear in person or by proxy at the meeting;

•	Reflect that electronic notice and householding are both permissible;

•

Permit the Company to postpone or cancel a meeting of stockholders (other than a meeting of stockholders properly requested by the stockholders) by public announcement, provided notice of the new date is sent at least ten days prior to the new date;

•

Permit the Company to postpone a meeting of stockholders properly requested by the stockholders by public announcement (but only until the 60th day following the record date for such meeting), provided notice of the new date is sent at least ten days prior to the new date;

•

Clarify that any repeal or amendment of Section 10 of Article II of the Third Amended and Restated Bylaws relating to the Maryland Control Share Acquisition Act may apply to prior or subsequent control share acquisitions; and

•	Clarify that any stockholder consents may also be given by electronic transmission.

Article III (Directors) has been updated to:

•

Clarify procedures and conform to Maryland law, including updating provisions relating to director resignations, the power of the Board to ratify prior actions, board meeting organization, such as permitting director participation by electronic means, and notice procedures for Board meetings;

•	Clarify that directors elected to fill a vacancy on the Board will serve until the next annual meeting of stockholders;

•

Allow a Board meeting to continue after a quorum is established notwithstanding the withdrawal from the meeting of enough directors to a level below the amount that would be required to establish a quorum thereafter;

•	Clarify that any director consents may also be given by electronic transmission; and

•	Add a provision regarding reduction of the quorum and notice requirements for a Board meeting, if necessary, during a catastrophe or other emergency circumstances.

Article IV (Committees) has been updated to:

•	Decrease the number of directors needed for a committee from two to one; and

•	Clarify committee meeting procedures, including permitting consent or meeting participation by electronic means, and the Board’s power to fill committee vacancies and dissolve committees.

Article VII (Stock) has been updated to:

•	Provide that shares of stock of the Company will not be represented by certificates, unless otherwise provided by the Board or an officer of the Company; and

•	Delete outdated references, including regarding the closing of the transfer books as a means of setting a record date.

Article XII (Indemnification of Officers and Directors) has been updated to conform to the provisions of the MCGL.

Articles V (Officers), XIV (Amendment of Bylaws) and XV (Severability) have been updated to reflect certain other amendments and Articles II (Meetings of Stockholders), III (Directors) and IV (Committees) have also been updated to reflect administrative additional revisions.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to a copy of the Third Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 8.01	Other Events.

On October 26, 2021, the Board declared a fourth quarter 2021 dividend of $0.3625 per common share, representing, on an annualized basis, a dividend of $1.45 per common share. The dividend will be paid on January 14, 2022 to stockholders of record at the close of business on December 31, 2021.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•

our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to attract and retain customers entering, renewing and upgrading membership subscriptions;

•	our assumptions about rental and home sales markets;

•	our ability to manage counterparty risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•

in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•

results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	our ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the effect from any breach of our, or any of our vendors’, data management systems;

•	the dilutive effects of issuing additional securities;

•	the outcome of pending or future lawsuits or actions brought by or against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

In addition, these forward-looking statements are subject to risks related to the COVID-19 pandemic, many of which are unknown, including the duration of the pandemic, the extent of the adverse health impact on the general population and on our residents, customers, and employees in particular, its impact on the employment rate and the economy, the extent and impact of governmental responses, and the impact of operational changes we have implemented and may implement in response to the pandemic.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 436 quality properties in 33 states and British Columbia consisting of 167,123 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

3.1	Equity Lifestyle Properties, Inc. Third Amended and Restated Bylaws, effective as of October 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

Date: October 28, 2021	By:	/s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer